<SUBMISSION-INFORMATION-FILE>
<TYPE>                        8-K
<DOCUMENT-COUNT>              1
<SROS>                        NONE
<FILER>
     <CIK>                    0001081751
     <CCC>                    #MD7FUEK
</FILER>
<PERIOD>                      02/22/02
<DOCUMENT>
     <TYPE>                   8-K
     <DESCRIPTION>            Form 8-K
<TEXT>

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) February 11, 2002

                           AMERICANA PUBLISHING, INC.
               (Exact name of registrant as specified in charter)

     Colorado                                                84-1453702
  (State or other juris-          (Commission             (IRS Employer
diction of incorporation)          file number)            Idenrtification No.)

303 San Mateo NE, Suite 104A, Albuquerque, New Mexico             87108
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (505)265-6121

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        (a)     Previous Independent Accountants.

Americana  Publishing,  Inc.  on  February  21,  2002,  issued  a press  release announcing  the  appointment  of Singer Lewak  Greenbaum  and  Goldstein  LLP as
Americana's  independent  accountants  replacing  Null Lairson P.C.,  CPAs (Null
Lairson),  which press release is filed as Exhibit 99.1 hereto. Americana stated
that the change in auditors was related to Singer Lewak  Greenbaum and Goldstein
LLP's more extensive expertise in Americana's industry and SEC filings.

Null Lairson's reports on the Registrant's financial statements for the past two years did not contain an adverse  opinion or a  disclaimer  of opinion,  or were they  qualified  or  modified  as to  uncertainty,  audit  scope  or  accounting principles.  However, in the Registrant's most recent interim period the company did disclose uncertainty  regarding the Company's ability to continue as a going concern  without  additional  capital  infusions.  During the past two years and subsequent  interim  periods  prior to the  change  in  auditors  there  were no disagreements  with Null  Lairson  on any  matter of  accounting  principals  or practices, financial statement disclosures or auditing scope or procedure, which if not resolved to the  satisfaction  of Null  Lairson,  would have caused it to make reference to the subject matter of the  disagreement in connection with its reports on the  financial  statements  for such  years.  During this time period there  were no  "reportable  events"  as  defined  in  Regulation  S-K  Item 304
(a)(1)(v).

The Registrant requested that Null Lairson furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above  statements.  A copy of that letter  dated  February  11, 2002 is filed as
Exhibit 16 to this Form 8-K.

        (b)     New Independent Accountants.

The  Registrant  engaged  Singer  Lewak  Greenbaum  and  Goldstein  LLP  as  the
Registrant's  principal  accountants  effective as of February 2002.  During the
Registrant's  two most recent  fiscal years and the  subsequent  interim  period prior to the  engaging  Singer Lewak  Greenbaum  and  Goldstein  LLP neither the
Registrant nor anyone on its behalf  consulted  with Singer Lewak  Greenbaum and
Goldstein LLP regarding either (i) the application of accounting principles to a specified  transaction,  either  completed  or  proposed,  or the  type of audit opinion that might be rendered on the  Registrant's  financial  statements,  and neither a written  report nor oral  advice was  provided  to the  Registrant  by
Singer Lewak Greenbaum and Goldstein LLP that was an important factor considered by the  Registrant  in  reaching a decision  as to any  accounting,  auditing or financial  reporting  issue; or (ii) any matter that was either the subject of a disagreement,  as that term is defined to Item 304  (a)(1)(iv) of Regulation S-K and the related instructions to 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regualtion S-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits.

               16   Letter Regarding change in certifying  accountants from Null
                    Lairson dated February 11, 2002.

               99.1 Text of press release dated February 11, 2002

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                AMERICANA PUBLISHING, INC.
                                                        (Registrant)

Dated:  February 12, 2002                    /s/ George Lovato, Jr.
                                           ---------------------------------
                                                George Lovato, Jr.
                                           President, Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit Number       Description
----------------     -------------

        16           Letter  regarding  change  in  certifying  accountants from
                     Null Lairson dated February 11, 2002

        99.1         Press Release dated February 11, 2002

                                     EX-16

   LETTER REGARDING CHANGE IN CERTIFYING ACCOUNTANTS FROM NULL LAIRSON DATED
                               FEBRUARY 11, 2002

February 11, 2002

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C.  20549

Gentlemen:

We have  read  Item 4 of  Form  8-K  (dated  February  11,  2002)  of  Americana
Publishing, Inc. and are in agreement with the statements contained in the first two  paragraphs  therein.  We have no  basis to agree  or  disagree  with  other statements fo the registrant contained therein.

                                /s/ Null Lairson P.C. CPAs

                                    EX-99.1

                     PRESS RELEASE DATED FEBRUARY 21, 2002

        AMERICANA PUBLISHING, INC. APPOINTS NEW INDEPENDENT ACCOUNTANTS

Albuquerque,  February 21, 2002 - Americana Publishing, Inc. today reported that the Board of Directors  appointed  Singer Lewak  Greenbaum  and Goldstein LLP as
Americana's  independent accountants replacing Null Lairson. The Company expects a smooth  transition  to the new  auditors.  There is no impact on the Company's financial reports. All Americana's financial reports, including the December 31,
2001  financial  statements  remain in full effect.  Singer Lewak  Greenbaum and
Goldstein  LLP will be in  place  to  audit  the  Company's  December  31,  2001 financial statements.

Americana  stated  that the  change in  auditors  was  related  to Singer  Lewak
Greenbaum and Goldstein LLP's more extensive  expertise in Americana's  industry and SEC filings.